Your Vote Counts! WEST BANCORPORATION, INC. 1601 22ND STREET WEST DES MOINES, IA 50266 WEST BANCORPORATION, INC. You invested in WEST BANCORPORATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice of Meeting, Proxy Statement, Proxy Card, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 28, 2022 4:00 PM CDT David L. Miller Conference Center 1601 22nd Street West Des Moines, Iowa 50266 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D67020-P65221 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET. For shares held in a Plan, vote by April 25, 2022 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D67021-P65221 01) Patrick J. Donovan 02) Lisa J. Elming 03) Steven K. Gaer 04) Michael J. Gerdin 05) Douglas R. Gulling 06) Sean P. McMurray 07) George D. Milligan 08) David D. Nelson 09) James W. Noyce 10) Rosemary Parson 11) Steven T. Schuler 12) Therese M. Vaughan 13) Philip Jason Worth 1. Election of Directors Nominees: 2. To approve, on a nonbinding basis, the 2021 compensation of the named executive officers disclosed in the proxy statement. 3. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For